Exhibit 23.2

Independent Auditors’ Consent

The Board of Managers

Knight Energy Group, LLC:

We consent to the incorporation by reference in this registration statement on Form S-8 of Westside Energy Corporation of our report dated April 16, 2008, with respect to the balance sheets of Knight Energy Group, LLC as of December 31, 2007 and 2006, and the related statements of operations, members’ equity, and cash flows for each of the periods then ended, which report appears in the definitive proxy statement of Westside Energy Corporation dated May 28, 2008.

/s/ KPMG LLP

Oklahoma City, Oklahoma

June 23, 2008

Independent Auditors’ Consent

The Board of Managers

Knight Energy Group, LLC:

We consent to the incorporation by reference in this registration statement on Form S-8 of Westside Energy Corporation of our report dated January 30, 2008, with respect to the balance sheet of Crusader Energy II, LLC as of December 31, 2005, and the related statements of operations, members’ equity, and cash flows for the period from January 1, 2006 to September 5, 2006 (date of merger) and the period from February 8, 2005 (date of formation) to December 31, 2005, which report appears in the definitive proxy statement of Westside Energy Corporation dated May 28, 2008.

/s/ KPMG LLP

Oklahoma City, Oklahoma

June 23, 2008

Independent Auditors’ Consent

The Board of Managers

Knight Energy Group II, LLC:

We consent to the incorporation by reference in this registration statement on Form S-8 of Westside Energy Corporation of our report dated April 16, 2008, with respect to the balance sheet of Knight Energy Group II, LLC as of December 31, 2007, and the related statements of operations, members’ equity, and cash flows for the period from May 15, 2007 (date of formation) to December 31, 2007, which report appears in the definitive proxy statement of Westside Energy Corporation dated May 28, 2008.

/s/ KPMG LLP

Oklahoma City, Oklahoma

June 23, 2008

Independent Auditors’ Consent

The Board of Managers

Hawk Energy Fund I, LLC:

We consent to the incorporation by reference in this registration statement on Form S-8 of Westside Energy Corporation of our report dated April 16, 2008, with respect to the balance sheets of Hawk Energy Fund I, LLC as of December 31, 2007 and 2006, and the related statements of operations, members’ equity, and cash flows for each of the years then ended, which report appears in the definitive proxy statement of Westside Energy Corporation dated May 28, 2008.

/s/ KPMG LLP

Oklahoma City, Oklahoma

June 23, 2008

Independent Auditors’ Consent

The Board of Managers

Knight Energy Group, LLC:

We consent to the incorporation by reference in this registration statement on Form S-8 of Westside Energy Corporation of our report dated April 16, 2008, with respect to the historical revenues and direct operating expenses of RCH/Upland Acquisition LLC (the Properties) to be acquired by the successor to Knight Energy Group, LLC (the Company) for each of the years ended December 31, 2007 and 2006, which report appears in the definitive proxy statement of Westside Energy Corporation dated May 28, 2008.

/s/ KPMG LLP

Oklahoma City, Oklahoma

June 23, 2008